UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 31, 2008

First Century Bancorp.

(Exact name of registrant as specified in its charter)

Georgia

(State or other jurisdiction of incorporation)

001-16413	58-2554464
(Commission File Number)	(IRS Employer Identification No.)

807 Dorsey Street, Gainesville, Georgia	30501
(Address of principal executive offices)	(Zip Code)

(770) 297-8060
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 7.01     Regulation FD Disclosure

First Century Bancorp. (the “Company”) is currently in the early stage of discussions to combine the Company’s operations with First Covenant Bank, a bank with $180 million in assets as of March 31, 2008, headquartered in Norcross, Georgia. The Company’s Chairman and Chief Executive Officer, William R. Blanton, also serves as the Chief Executive Officer, Vice Chairman and a Director of First Covenant Bank. Any combination or acquisition would require the approval of the federal and state regulatory authorities. The Company has not entered into any agreement with First Covenant Bank regarding this potential opportunity and will continue to explore other strategic transactions as they arise.

     The information provided herein may contain comments or information that constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Actual results may differ materially from the results expressed in forward-looking statements. Factors that might cause such material differences include completion of any proposed strategic transaction, integration of any operations, changes in interest rates and interest rate relationships; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking regulation; changes in tax laws; changes in prices, levies, and assessments; the impact of technological advances; governmental and regulatory policy changes; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; changes in the national and local economy; and other factors, including risk factors, referred to from time to time in filings made by First Century Bancorp. with the Securities and Exchange Commission. First Century Bancorp. undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

     The information contained in this report is furnished by First Century Bancorp. pursuant to Regulation FD promulgated by the Securities and Exchange Commission and pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless First Century Bancorp. specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing to this information, First Century Bancorp. makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that was not previously publicly available.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CENTURY BANCORP.

By: /s/ Sondra J. Perkins______________
Name: Sondra J. Perkins
Title: Principal Financial and Accounting Officer

Dated: July 31, 2008